UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 12, 1998


                                  UNIDYN, CORP.
             (Exact name of registrant as specified in its charter)

         NEVADA                         33-55254-31              87-0438639
(State or other jurisdiction         (Commission File          (IRS Employer
of incorporation                      Number)                Identification No.)


7201 East Camelback Road, Suite 250
Scottsdale, Arizona                                  85251
(Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (602) 970-5500



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Item 5.           Other Events

The registrant thought it had acquired a subsidiary with a September 30 fiscal year end. Accordingly, it filed a Form 12b-25 on December 23, 1997 notifying the SEC that it wished to file a transition report on Form 10-K as of September 30, 1997. The registrant has since determined the subsidiary does not have a September 30 year end. The registrant wishes to keep its calendar year reporting period and file its 1997 Form 10-K by March 31, 1998.

Item 8.           Change in Fiscal Year

As discussed above the registrant wishes to change its fiscal year end back to December 31. No reports other than Form 12b-25 were ever filed with a September 30 year end.

                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNIDYN, CORP.


January 12, 1998                      By:      /s/ Vern Traylor
                                      Vern Traylor, Secretary/Treasurer